                                                                  EXHIBIT 99(II)

THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE HOLDER HEREOF AGREES THAT THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE SHALL NOT BE TRANSFERRED AND ANY TRANSFER OR PURPORTED TRANSFER SHALL NOT BE RIGHTFUL UNDER THE UNIFORM COMMERCIAL CODE AND THE ISSUER OF SUCH SECURITIES SHALL HAVE NO DUTY TO REGISTER A TRANSFER OF SUCH SECURITIES UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO, OR (ii) RECEIPT OF AN OPINION OF COUNSEL TO THE COMPANY OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, BOTH AS TO THE IDENTITY OF SUCH OTHER COUNSEL AND THE FORM AND SUBSTANCE OF THE OPINION OF SUCH OTHER COUNSEL, TO THE EFFECT THAT REGISTRATION UNDER THE SECURITIES ACT OF 1933 IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER, OR (iii) A "NO-ACTION" LETTER HAS BEEN OBTAINED FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER SUCH ACT IS NOT REQUIRED IN CONNECTION WITH THE PROPOSED TRANSFER. THE RESTRICTIONS CONTAINED HEREIN ARE BINDING ON THE HOLDER HEREOF AND HIS SUCCESSORS AND ASSIGNS.


                         COMMON STOCK PURCHASE WARRANT
                         -----------------------------

                           GOTHIC ENERGY CORPORATION
                           -------------------------

Void after February 18, 1999                    Right to Purchase 200,000 Shares
Warrant No. 97-1                                of Common Stock


          Gothic Energy Corporation, an Oklahoma corporation (the "Company"), hereby certifies that, for value received, Norse Exploration, Inc. and Norse Pipeline, Inc., or registered assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5 P.M., New York City time, on or before February 18, 1999, 200,000 fully paid and non-assessable shares of the Common Stock, par value $.01 per share, of the Company, at a price (the "Purchase Price") of $2.50 per share, which amount is equal to the closing sale price of the Company's Common Stock on the Nasdaq SmallCap Market on December 10, 1996. The term "Common Stock" shall mean, unless the context otherwise requires, the stock and, under certain circumstances, other securities and property at the time receivable upon the exercise of this Warrant.

     1.   The Warrants. As used herein, the term "Issue Date" shall mean
          ------------
December 11, 1996 and the term "Warrant" refers to this Warrant and "Warrants" refers to all of the substantially identical warrants issued concurrently herewith unless the context should otherwise require. This Warrant has been issued as partial consideration for the assets purchased by the Company pursuant to the Sale and Purchase Agreement dated December 11, 1996 between the Company and Norse Exploration, Inc. and Norse Pipeline, Inc.

     2.   Exercise of Warrant; Partial Exercise. This Warrant may be exercised
          -------------------------------------
for the full number of shares of Common Stock (herein referred to as "Warrant Stock") at the time called for hereby and exercisable as herein provided by the holder surrendering this Warrant, properly endorsed, to the Company at its principal office in Tulsa, Oklahoma, or to the Company's transfer agent, American Stock Transfer & Trust Company, 40 Wall Street, New York, New York 10005, or successor transfer agent, accompanied by payment, in cash or by certified or official check, payable to the order of the Company, of the sum (the "Sum") obtained by multiplying (a) the number of shares of Common Stock called for on the face of this Warrant or with respect to which this Warrant is exercisable by (b) the Purchase Price.

          This Warrant may be exercised for less than the full number of shares of Common Stock at the time called for hereby and exercisable hereunder by such a surrender except that the number of shares receivable upon the exercise of this Warrant as a whole, and the amount payable upon the exercise of this Warrant as a whole, shall be proportionately reduced. Upon any such partial exercise, the Company, at its expense, will forthwith issue to the holder hereof a new Warrant or Warrants of like tenor calling in the aggregate on their face for the number of shares of Common Stock issuable upon exercise of this Warrant less the number of shares purchased on such exercise, issued in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may direct; provided that, in case this Warrant shall not have been registered under the Securities Act of 1933, as amended (the "Act"), the Company shall not be obligated to issue and deliver any Warrant or Warrants to or in the name of any person other than the holder of this Warrant unless, in the opinion of counsel to the Company, such Warrant or Warrants may be so issued and delivered without registration under the Act.

     3.   Delivery of Stock Certificates on Exercise. As soon as practicable
          ------------------------------------------
after the exercise of this Warrant and payment of the Purchase Price, the Company, at its expense (including the payment by it of any applicable issue tax) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of full shares of Common Stock to which such holder would be entitled upon such exercise, plus, in lieu of any fractional shares to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the greater of (i) the then current market value of one full share, or (ii) the book value per share as of the close of the Company's most recent fiscal quarter, provided that, in case such shares or other securities shall not have been registered under the Act, (i) the Company may require that such holder furnish to the Company a written statement that such holder is purchasing such shares or other securities for such holder's own account for investment and not with a view to the distribution thereof (other than sales permitted by the Act or the rules and regulations thereunder to be made without registration), subject, nevertheless, to any requirement of law that the disposition of the property of such holder shall at all times be within its own control, and further agreeing that the legend hereinafter provided shall appear on the certificates for the shares of Common Stock and be applicable to a transfer thereof, (ii) the Company shall not be obligated to issue and deliver any certificate for Common Stock to or in the name of any person other than the holder of this Warrant unless, in the opinion of counsel to the Company, such certificate may be so issued and delivered without registration under the Act, and (iii) the Company may place on each certificate delivered to any such person a legend substantially identical to the legend appearing at the beginning of this Warrant, applicable however to the Common Stock, evidencing that the shares represented thereby have not been registered under the Act.

     4.   Adjustment for Dividends in Other Stock, Property; Reclassifications.
          -------------------------------------------------  -----------------
In case at any time or from time to time after the Issue Date, the holders of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor,

          (i) other or additional stock or other securities or property (other than cash) by way of dividend or spin-off,

          (ii) any cash paid or payable out of capital or paid-in surplus or surplus created as a result of a revaluation, or

          (iii) other or additional stock or other securities or property (including cash) by way of stock-split, split-up, reclassification, combination of shares or similar corporate rearrangement,

(other than additional shares of Common Stock of the Company, or any other stock or securities into which such Common Stock shall have been changed, or any other stock or securities convertible into or exchangeable for such Common Stock or such other stock or securities, adjustments in respect of which shall be covered by the terms of Paragraph 5), then and in each such case, the holder of this Warrant, upon the exercise hereof as provided in Paragraph 2, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in clauses (ii) and (iii) above) which such holder would hold on the date of such exercise if on the Issue

Date he had been the holder of record of the number of shares of Common Stock of the Company called for on the face of this Warrant and had thereafter, during the period from the Issue Date to and including the date of such exercise, retained such shares and/or all other or additional stock and other securities and property (including cash in the cases referred to in clauses (ii) and (iii) above) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by Paragraph 5.

     5.   Adjustment for Reorganization, Consolidation, Merger.   In case of any
          ----------------------------------------------------
reorganization of the Company (or any other corporation, the stock or other securities of which are at the time receivable on the exercise of this Warrant) after the Issue Date or in case, after the Issue Date, the Company (or any other corporation) shall consolidate with or merge with or into another corporation, whether or not the Company shall be the surviving corporation, or convey all or substantially all its assets to another corporation, then and in each such case the holder of this Warrant, upon the exercise hereof as provided in Paragraph 2 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property (including cash) to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Paragraph 4; in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

     6.   No Dilution or Impairment.  The Company will not, by amendment of its
          -------------------------
certificate of incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable upon the exercise of the Warrants above the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares upon the exercise of all Warrants at the time outstanding, and (c) will take no action to amend its certificate of incorporation which would change to the detriment of the holders of Common Stock (whether or not any Common Stock be at the time outstanding) the dividend or voting rights of the Company's Common Stock as constituted on the Issue Date.

     7.   Officer's Certificate as to Adjustments.  In each case of an
          ---------------------------------------
adjustment in the Purchase Price (including the adjustment referred to in the first paragraph of this Warrant) or in the shares of Common Stock or other stock, securities or property receivable on the exercise of the Warrants, the Company, at its expense, shall cause its principal financial officer to compute such adjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including, without limitation, a statement of the Adjusted Purchase Price. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant at the time outstanding.

     8.   Notices of Record Date.  In case
          ----------------------

          (i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of the Warrants) for the purpose of entitling them to receive any dividend (other than a cash dividend), or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

          (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

          (iii) of any voluntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company will mail or cause to be mailed to each holder of a Warrant at the time outstanding a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time receivable upon the exercise of the Warrants) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 30 days prior to the date therein specified.

     9.   Registration of Common Stock
          ----------------------------

          9.1  Incidental Registrations.
               ------------------------


          (a) In the event the Company hereafter shall take action to register any of its equity securities under the Act for the purpose of registering under the Act securities of the Company to be sold by security-holders of the Company, the Company agrees that it will give to the holder or holders of the Warrants and any shares previously issued on exercise thereof notice that such registration of securities is to be effected and that registration of the shares of Common Stock of the Company issuable on exercise of the Warrants will then be effected by the Company under the then applicable law and regulations and practices of the Securities and Exchange Commission or other governmental agency substituted therefor. All of the shares of Common Stock issuable on exercise of such Warrants and all shares of Common Stock previously issued to such Holder on exercise of a Warrant held by such holder will be included in such registration unless, within 15 days of the receipt of such notice, such holder notifies the Company in writing that such holder desires none or only a portion (specifying the number) of the shares to be included in such registration whereupon the Company shall include in such registration only the number of shares specified in such notice from the holder. The Company will, at its own expense, take action to register thereunder the shares of Common Stock to be registered and such other action as may be requested by such holder to effect qualification under and compliance with any state laws or other governmental requirements, as above provided.

          (b) Any holder whose securities shall be included in the Company's registration under the Act pursuant to subsection (a) of this Paragraph 9.1 shall furnish to the Company such information regarding his holdings of shares of Common Stock to be registered and the proposed manner of distribution thereof as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in subsection (a) of this Paragraph 9.1 and shall otherwise cooperate with the Company in connection with such registration, qualification or compliance. The Company, at its expense, will furnish to holders of shares of Common Stock included in such registration such number of prospectuses, offering circulars or other documents incident to any registration, qualification or compliance referred to in this Paragraph 9.1 as such holders from time to time reasonably may request, and will indemnify and defend each such holder of shares of Common Stock being sold by any such holder (and any person who controls such holder within the meaning of Section 15 of the Act) against all claims, losses, damages, liabilities and expenses resulting from any untrue statement or alleged untrue statement of a material fact contained therein (or in any related registration statement, notification or the like) or from any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been based upon information furnished in writing to the Company by such holder expressly for use therein, and with respect to such information furnished to the Company, such holder will indemnify and defend the Company against all claims, losses, damages, liabilities and expenses resulting from any untrue statement or alleged untrue statement of a material fact contained therein or any omission or alleged omission to state a material fact required to be stated or necessary to make the information not misleading. Notwithstanding anything herein contained, the Company shall not be obligated to pay any underwriting or brokers' discounts or commissions applicable to the holder's shares of Common Stock or fees or disbursements of counsel to the selling stockholders.

          (c) Notwithstanding anything herein to the contrary, the Company shall not be obligated to offer to include the shares of Common Stock issuable or previously issued on exercise of such warrants on any occasion other than the first occasion after the date hereof that the Company files a registration statement under the Act relating to securities of the Company to be sold by security-holders of the Company. In addition, the Company's obligations under this Section 9 shall terminate on the date when all of the shares issuable and issued on exercise of this Warrant are permitted to be sold without registration pursuant to Rule 144(k) under the Act or any similar successor rule.

          9.2. Registration Procedures.  If and whenever the Company is
               -----------------------
required to use reasonable efforts to effect or cause the registration of any Common Stock under the Act as provided in this Section 9, the Company will, as expeditiously as possible:

          (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Common Stock and use reasonable efforts to cause such registration statement to become effective;

          (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than nine months or such shorter period in which the disposition of all securities in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement shall be completed, and to comply with the provisions of the Act (to the extent applicable to the Company) with respect to such dispositions;

          (c) furnish to each seller of such Common Stock such number of copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Act, and such other documents, as such seller may reasonably request, in order to facilitate the disposition of the Common Stock owned by such seller;

          (d) use of its reasonable efforts to register or qualify such Common Stock covered by such registration statement under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Common Stock owned by such seller, except that the Company will not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this Paragraph 9.2(d) be obligated to be qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction; and

          (e) notify each seller of such Common Stock at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Common Stock, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading.

          9.3  Registration and Selling Expenses.
               ---------------------------------

          (a) All expenses incurred by the Company in connection with the Company's performance of or compliance with this Section 9, including, without limitation (i) all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), (ii) blue sky fees and expenses, (iii) all necessary printing and duplicating expenses and
(iv) all fees and disbursements of counsel and accountants for the Company (including the expenses of any audit of financial statements), retained by the Company (all such expenses being herein called ("Registration Expenses"), will be paid by the Company except as otherwise expressly provided in this Paragraph 9.3.

          (b) The Company will, in any event, in connection with any registration statement, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal, accounting or other duties in connection therewith and expenses of audits of year-end financial statements), and the expenses and fees for listing the securities to be registered on one or more securities exchanges on which similar securities issued by the Company are then listed.

          (c) The holders of Common Stock covered by such registration statement shall pay or reimburse the Company for any incremental Registration Expenses incurred by reason of the inclusion of such Common Stock in such registration.

          (d) Notwithstanding any of the foregoing, all underwriting discounts, selling commissions and stock transfer taxes applicable to sales of Common Stock in connection with such registration statement shall be borne by all persons who are selling Common Stock pursuant to such Registration Statement in proportion to the dollar value of the securities being sold by each such person.

          (e) All fees and expenses required to be paid by the holders of Common Stock in connection with such registration statement shall be borne by said holders in proportion to the dollar value of the securities of such holder covered by such registration statement.

          9.4  Transferees of Warrant Stock.  Notwithstanding anything else
               ----------------------------
set forth in this Section 9, no person to whom this Warrant or Warrant Stock is transferred shall have any rights under this Section 9 as a holder of such Warrant or Warrant Stock unless such person agrees to be bound by the terms and conditions of this Section 9.

          9.5  Exercise of Warrant.  As a condition to including the shares of
               -------------------
Warrant Stock in any registration statement to be filed under the Act, the holder shall agree that exercise of this Warrant into Common Stock in accordance with the terms hereof will be undertaken immediately before such registration statement has become effective.

          9.6  Stand-off.  In connection with any registration of shares of
               ---------
Common Stock pursuant to Paragraph 9.1 hereof, the holder thereof shall agree, as a condition to the inclusion of such shares of Common Stock in the registration statement and if requested by any managing underwriter of any offering of securities on behalf of the Company, to refrain from offering or selling any securities of the Company held by him for a period of six (6) months from the effective date of any registration statement relating to an underwritten public offering of securities on behalf of the Company.

     10.  Reservation of Stock Issuable on Exercise of Warrants. The Company
          -----------------------------------------------------
will at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrants at the time outstanding, all such shares of Common Stock and other stock, securities and property as from time to time shall be receivable upon the exercise of the Warrants.

     11.  Listing on Securities Exchanges; Registration. In case at any time any
          ---------------------------------------------
Common Stock or other stock or securities of a character at the time receivable upon the exercise of the Warrants shall be listed on any securities exchange or quotation system, the Company will also list and keep listed thereon, on official notice of issuance upon the exercise of Warrants (provided that the rules of such exchange shall permit such listing), all shares of Common Stock and other stock and securities from time to time receivable upon the exercise of all Warrants at the time outstanding, and will register the same and keep the same registered under the Securities Exchange Act of 1934 and any other statute at the time applicable and will timely file all reports which may be required to be filed thereunder by companies having a class of equity securities so registered.

     12.  Exchanges of Warrants.  Upon surrender for exchange of this Warrant to
          ---------------------
the Company at its principal office in Tulsa, Oklahoma, the Company, at its expense, will issue and deliver a new Warrant or Warrants of like tenor, calling in the aggregate on their face for the same number of shares of Common Stock, in the denomination or denominations requested, to and in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct; provided that, in case the Warrant or Warrants so surrendered shall not have been registered under the Act, the Company shall not be obligated to issue and deliver any Warrant or Warrants to or in the name of any person other than the holder of the Warrant or Warrants so surrendered or in the denominations other than the denominations of this Warrant or Warrants so surrendered unless, in the opinion of counsel to the Company, such Warrant or Warrants may be so issued and delivered without registration under the Act.

     13.  Replacement of Warrants.  Upon receipt of evidence reasonably
          -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in such reasonable amount as the Company may determine, or (in the case of mutilation) upon surrender and cancellation thereof, the Company, at its expense, will issue, in lieu thereof, a new Warrant of like tenor.

     14.  Transferrability.  Until this Warrant is transferred on the books of
          ----------------
the Company, the Company may treat the registered holder of this Warrant as absolute owner hereof for all purposes without being affected by any notice to the contrary.

     15.  Notices.  All notices and other communications from the Company to the
          -------
holder of this Warrant shall be mailed by first-class registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the holder of this Warrant.

     16.  Change; Waiver. Neither this Warrant nor any term hereof may be
          --------------
changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     17.  Headings.  The headings in this Warrant are for purposes of
          --------
convenience of reference only, and shall not be deemed to constitute a part hereof.

     18.  Law Governing.  This Warrant is delivered in the State of Oklahoma and
          -------------
shall be construed and enforced in accordance with and governed by the laws of such State.

     19.  Expiration. This Warrant will be wholly void and of no effect after 5
          ----------
P.M., New York City time, on February 18, 1999, provided that, if the last day on which this Warrant may be exercised, or on which it may be exercised at a particular Purchase Price, shall be a Sunday or a legal holiday or a day on which banking institutions doing business in the Borough of Manhattan, City and State of New York, are authorized by law to close, this Warrant may be exercised prior to 5 P.M., New York City, time, on the next succeeding full business day, with the same force and effect and at the same Purchase Price, as if exercised on such last day specified herein.

Dated:  February 18, 1997

                              GOTHIC ENERGY CORPORATION



                         By:  /s/ Michael Paulk
                              ----------------------------------
                              President



ATTEST:



/s/ John Rainwater
------------------------------------        [CORPORATE SEAL OF GOTHIC ENERGY
Secretary                                       CORPORATION APPEARS HERE]

           FORM TO BE USED TO EXERCISE COMMON STOCK PURCHASE WARRANT


                              Date:
                                   ------------------------------------

Gothic Energy Corporation
5727 South Lewis Avenue - Suite 700
Tulsa, Oklahoma  74105


     The undersigned hereby elects irrevocably to exercise the within Common Stock Purchase Warrant and to purchase __________ Shares of Gothic Energy Corporation, and hereby makes payment of $__________ (at the rate of $__________ per Share) in payment of the Purchase Price pursuant thereto. Please issue the Common Stock as to which this Common Stock Purchase Warrant is exercised in accordance with the instructions given below.



                              --------------------------------------------------
                              Signature


                              --------------------------------------------------
                              Signature Guaranteed


     NOTICE: THE SIGNATURE TO THIS FORM MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN COMMON STOCK PURCHASE WARRANT IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A BANK, OTHER THAN A SAVINGS BANK, OR BY A TRUST COMPANY OR BY A FIRM HAVING MEMBERSHIP ON A REGISTERED NATIONAL SECURITIES EXCHANGE.

                  INSTRUCTIONS FOR REGISTRATION OF SECURITIES


Name:
     ---------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

City, State, Zip:
                 ---------------------------------------------------------------

            FORM TO BE USED TO ASSIGN COMMON STOCK PURCHASE WARRANT


                                  ASSIGNMENT
  (To be executed by the registered Holder to effect a transfer of the within
                        Common Stock Purchase Warrant)


     For value received, _________________________ does hereby sell, assign and transfer unto ____________________ the right to purchase __________ Shares of Gothic Energy Corporation (the "Company") evidenced by the within Common Stock Purchase Warrant, and does hereby authorize the Company to transfer such right on the books of the Company.

     Dated:  _______________, 199___



                              --------------------------------------------------
                              Signature



     NOTICE: THE SIGNATURE TO THIS FORM MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN COMMON STOCK PURCHASE WARRANT IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.